UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of 3M Company amended paragraph 39 of the Company’s Bylaws, effective November 13, 2006, to eliminate the supermajority vote requirements. Prior to this amendment, no provisions of the Bylaws could be adopted, amended or repealed by stockholders, nor could paragraphs 12, 13 or 39 be amended or repealed without an affirmative vote of no less than eighty percent (80%) voting power of all of the Company’s outstanding shares of capital stock. An amended paragraph 39 of the Bylaws is attached hereto as Exhibit 3(ii).

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
3(ii)	Amendment to Bylaws of 3M Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Associate General Counsel and Secretary

Dated: November 17, 2006

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	Amendment to Bylaws of 3M Company